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EAP Participant Enrollment

- All EAP participants (CNM-Au8 30mg) enrolled through 15-December-2023 with EDC data entry
- Survival updated through the 14-January-2024 data cut

EAP01 in collaboration with the:

Healey Center
Sean M. Healey & AMG Center for ALS at Mass General

The Healey center covered all site costs and EDC management through philanthropic donations; Clene provided CNM-Au8 and conducted analyses


EAP01
(MGH)
EAP02
(US, 16 sites)
Former HEALEY Regimen C (n=23) 1
N= 83
N= 173
All EAP Population
(CNM-Au8 30mg)
N= 256
Evaluable with Complete Baseline Covariates
(n=220)

[1] Other regimen participants are not identified or tracked separately.

Data on File, Clene Nanomedicine, Inc.

EAP Baseline Demographics | At Study Entry

Baseline Category Mean (SD) or n (%) Range [Min, Max]	EAP01 (n=83)	EAP02 (n=173)	All EAP (n=256)
Age at Baseline, (n= 256)	55.5 (12.2) [27, 78]	61.1 (10.9) [22, 84]	59.3 (11.6) [22, 84]
Months from Symptom Onset, (n= 256)	40.5 (39.4) [5.7, 244]	54.2 (32.1) [6.5, 234.4]	49.7 (35.2) [5.7, 244]
Diagnostic Delay (Months), (n= 256)	16.6 (24.8) [0, 203]	20.7 (23.2) [0.5, 192]	19.4 (23.7) [0, 203]
Vital Capacity (% predicted), (n= 225)	69.3 (25.4) [22, 118]	57.6 (24.9) [9, 146]	60.4 (25.4) [9, 146]
ALSFRS-R (Total), (n=256)	31.4 (10.7) [1, 48]	25.9 (9.8) [1, 47]	27.7 (10.4) [1, 48]
Delta-FS (Pre-treatment Slope), (n=256)	0.60 (0.48) [0, 2.56]	0.50 (3.9) [0, 2.24]	0.53 (0.42) [0, 2.56]
TRICALS Risk Score (6-factor), (n=225)	-5.1 (2.3) [-10.2, -1.5]	-4.8 (2.1) [-11.4, 2.03]	-4.86 (2.1) [-11.4, 2.03]
BMI (kg/m^2), (n= 228)	25.5 (5.2) [17.4, 51]	25.6 (5.3) [14, 46.2]	25.6 (5.2) [14, 51]
Sex, Male (%), (n= 256)	69%	61%	63%
Bulbar Onset (%), (n=256)	23%	25%	24%
El Escorial, Clinically Definite (%), (n= 256)	57%	58%	58%
Riluzole Background Treatment (%), (n= 254)	76%	70%	72%

Data on File, Clene Nanomedicine, Inc.

Propensity Matched ALS Controls | Sources

ALS Expanded Access Protocols (EAP)

Healey Center

PRO-ACT


The PRO-ACT database

Design, initial analyses, and predictive features

ALS Natural History Study


Amyotrophic Lateral Sclerosis and Frontotemporal Degeneration, 2023; 0: 1–9

RESEARCH ARTICLE

The natural history of ALS: Baseline characteristics from a multicenter clinical cohort

CLENE NANOMEDICINE

Atassi et al. Neurology. 2014 Nov 4;83(19):1719-25. Berget et al. Amyotroph Lateral Scler Frontotemporal Degener. 2023 Jul 17:1-9.

Survival Analyses | Methodology

- Utilize longitudinal data from historical ALS controls:

PRO-ACT

ALS Natural History Study

- Propensity matching based on baseline covariates (nominal caliper: 0.4)

Matching covariates:

- Age at Onset
- Bulbar Onset
- TRICALS Risk Score
- Pre-Treatment ALSFSR-R Slope
- Sex
- BMI
- Diagnostic Delay

- Observation time as an additional matching covariate for sensitivity analyses

Data on File, Clene Nanomedicine, Inc.

Survival Analyses | All-Cause Mortality

- Log-rank (unadjusted) of all EAP (n=256) vs. propensity matched controls (n=220)
- Covariate adjusted hazard ratio (EAP treatment vs. controls)
  - EAP participants with baseline covariates (n=220) vs. propensity matched (n=220)
  - Baseline Covariates:
    - Onset Age
    - Sex
    - BMI
    - Delta-FS (ALSFRS-R Pretreatment Slope)
    - ALSFRS-R Total Score
    - Diagnostic Delay (Months)
    - Vital Capacity (% predicted)
    - TRICALS Risk Score

Data on File, Clene Nanomedicine, Inc.

EAP Participants vs. Propensity Matched Controls

ALS Natural History Study

ALSFRS-R Score


EAP Long Term Survival | ALSFRS-R Total Scores
CNM-Au8 30mg vs. ALS Natural History Matched Controls
(Tukey Box Plot, n=220 per group)
ALSFRS-R Total Score at Baseline
EAP (CNM-Au8 30mg)
ALS Natural History Study Matched Controls

Delta-FS


EAP Long Term Survival | Pre-Treatment ALSFRS-R Slope
CNM-Au8 30mg vs. ALS Natural History Controls
(Tukey Box Plot, n=220 per group)
delta-FS Score at Baseline
EAP (CNM-Au8 30mg)
ALS Natural History Study Matched Controls

Onset Age


EAP Long Term Survival | Age at Onset
CNM-Au8 30mg vs. ALS Natural History Matched Controls
(Tukey Box Plot, n=220 per group)
Age at Symptom Onset
EAP (CNM-Au8 30mg)
ALS Natural History Study Matched Controls

Months Post-Onset


EAP Long Term Survival | Months from Symptom Onset
CNM-Au8 30mg vs. ALS Natural History Matched Controls
(Tukey Box Plot, n=220 per group)
EAP (CNM-Au8 30mg)
ALS Natural History Study Matched Controls

TRICALS Risk Score


EAP Long Term Survival | TRICALS Risk Score (6-factor)
CNM-Au8 30mg vs. ALS Natural History Matched Controls
(Tukey Box Plot, n=220 per group)
TRICALS Risk Score
EAP (CNM-Au8 30mg)
ALS Natural History Study Matched Controls

Vital Capacity (%)


EAP Long Term Survival | Vital Capacity (% predicted)
CNM-Au8 30mg vs. ALS Natural History Matched Controls
(Tukey Box Plot, n=220 per group)
EAP (CNM-Au8 30mg)
ALS Natural History Study Matched Controls

BMI


EAP Long Term Survival | BMI
CNM-Au8 30mg vs. ALS Natural History Matched Controls
(Tukey Box Plot, n=220 per group)
EAP (CNM-Au8 30mg)
ALS Natural History Study Matched Controls

Diagnostic Delay


EAP Long Term Survival | Diagnostic Delay (Months)
CNM-Au8 30mg vs. ALS Natural History Matched Controls
(Tukey Box Plot, n=220 per group)
EAP (CNM-Au8 30mg)
ALS Natural History Study Matched Controls

Matching covariates were balanced except for ALSFRS-R and vital capacity in favor of matched controls, while delta-FS favored EAP participants. Time from symptom onset was longer in EAP participants.

Data on File, Clene Nanomedicine, Inc.

EAP Survival vs. ALS Natural History Matched Controls

Control-Matched EAP and All EAP

ALS Natural History Study | EAP Matched (n=220)


EAP Long-Term Survival
ALS Natural History Study Propensity Matched Controls
All EAP Participants with Baseline Covariates (n=220)
Time to All-Cause Mortality
Probability of Survival
100
75
50
25
0
Covariate Adj. HR: 0.433 (95% CI: 0.28 - 0.66)
Covariate Adj, p= 0.0001
Log-rank, p < 0.0001
0
12
24
36
48
60
Months
(Post-Exposure/Baseline)
EAP (CNM-Au8 30mg)
ALS Natural History Controls

At Risk (n)						
CNM-Au8 EAP:	220	68	54	16	6	0
Controls:	220	141	78	44	18	12

ALS Natural History Study | All EAP (n=256)


EAP Long-Term Survival
ALS Natural History Study Propensity Matched Controls
All EAP Participants with Baseline Covariates (n=256)
Time to All-Cause Mortality
Probability of Survival
100
75
50
25
0
Cox HR: 0.490 (95% CI: 0.349 - 0.687)
Unadjusted Cox, p< 0.0001
Log-rank, p< 0.0001
0
12
24
36
48
60
Months
(Post-Exposure/Baseline)
EAP (CNM-Au8 30mg)
ALS Natural History Controls

At Risk (n)						
CNM-Au8 EAP:	256	83	62	19	6	0
Controls:	220	141	78	44	18	12

Baseline covariates include: (i) onset age, (ii) sex, (iii) BMI, (iv) pre-treatment ALSFRS-R slope, (v) ALSFRs-R, (vi) vital capacity (% predicted), (vii) vital capacity pre-treatment slope, and (viii) TRICALS risk score. Propensity matching caliper minimized at 0.41. All EAP participants alive are right censored as of the January 18, 2024 data cut.

Data on File, Clene Nanomedicine, Inc.

EAP Participants vs. Propensity Matched Controls

PRO-ACT

ALSFRS-R Score



EAP Long Term Survival | ALSFRS-R Total Scores
CNM-Au8 30mg vs. PRO-ACT Matched Controls
(Tukey Box Plot)
EAP
(CNM-Au8 30mg)
PRO-ACT
Matched Controls

Delta-FS



EAP Long Term Survival | Pre-Treatment ALSFRS-R Slope
CNM-Au8 30mg vs. PRO-ACT Matched Controls
(Tukey Box Plot)
EAP
(CNM-Au8 30mg)
PRO-ACT
Matched Controls

Onset Age



EAP Long Term Survival | Age at Onset
CNM-Au8 30mg vs. PRO-ACT Matched Controls
(Tukey Box Plot)
EAP
(CNM-Au8 30mg)
PRO-ACT
Matched Controls

Months Post-Onset



EAP Long Term Survival | Months from Symptom Onset
CNM-Au8 30mg vs. PRO-ACT Matched Controls
(Tukey Box Plot)
EAP
(CNM-Au8 30mg)
PRO-ACT
Matched Controls

TRICALS Risk Score



EAP Long Term Survival | TRICALS Risk Score (6-factor)
CNM-Au8 30mg vs. PRO-ACT Matched Controls
(Tukey Box Plot)
Increasing Risk
EAP
(CNM-Au8 30mg)
PRO-ACT
Matched Controls

Vital Capacity (%)



EAP Long Term Survival | Vital Capacity (% predicted)
CNM-Au8 30mg vs. PRO-ACT Matched Controls
(Tukey Box Plot)
EAP
(CNM-Au8 30mg)
PRO-ACT
Matched Controls

BMI



EAP Long Term Survival | BMI
CNM-Au8 30mg vs. PRO-ACT Matched Controls
(Tukey Box Plot)
EAP
(CNM-Au8 30mg)
PRO-ACT
Matched Controls

Diagnostic Delay



EAP Long Term Survival | Diagnostic Delay (Months)
CNM-Au8 30mg vs. PRO-ACT Matched Controls
(Tukey Box Plot)
EAP
(CNM-Au8 30mg)
PRO-ACT
Matched Controls

Matching covariates were balanced except for ALSFRS-R and vital capacity, which favored matched controls). Months post-symptom onset was longer in EAP participants.

EAP Survival vs. PRO-ACT Matched Controls

Control-Matched EAP and All EAP

PRO-ACT | EAP Matched (n=220)



EAP Long-Term Survival
PRO-ACT Propensity Matched Controls
All EAP Participants with Baseline Covariates (n=220)
Time to All-Cause Mortality
Probability of Survival
100
75
50
25
0
0
12
24
36
48
Months
(Post-Exposure/Baseline)
Cov. Adj. HR: 0.320 (95% CI: 0.178 - 0.575)
Covariate Adj, p= 0.0001
Log-rank, p= 0.0018
EAP (CNM-Au8 30mg)
PRO-ACT Matched Controls

At Risk (n)					
CMM-Au8 EAP:	220	68	54	16	6
Controls:	220	116	15	2	0

PRO-ACT | All EAP (n=256)



EAP Long-Term Survival
PRO-ACT Propensity Matched Controls
All EAP Participants (n=256)
Time to All-Cause Mortality
Probability of Survival
100
75
50
25
0
0
12
24
36
48
Months
(Post-Exposure/Baseline)
Cox HR: 0.561 (95% CI: 0.370 - 0.850)
Unadjusted Cox, p= 0.0084
Log-rank, p= 0.006
EAP (CNM-Au8 30mg)
PRO-ACT Matched Controls

At Risk (n)					
CMM-Au8 EAP:	256	83	62	19	6
Controls:	220	116	15	2	0

Baseline covariates include: (i) onset age, (ii) sex, (iii) BMI, (iv) pre-treatment ALSFRS-R slope, (v) ALSFRS-R, (vi) vital capacity (% predicted), (vii) vital capacity pre-treatment slope, and (viii) TRICALS risk score. Propensity matching caliper minimized at 0.43. All EAP participants alive are right censored as of the January 18, 2024 data cut.

Data on File, Clene Nanomedicine, Inc.

Survival | Sensitivity Analyses

Including Observation Time as an Additional Covariate for Propensity Score Matching

ALS Natural History Study | EAP Matched

ALS Nat. Hist. Scenario	Hazard Ratio	95% CI	p-value
Primary covariate model	0.433	0.282 – 0.663	p= 0.0001
+ Observation time for propensity matching	0.262	0.169 – 0.406	p< 0.0001



EAP Long-Term Survival
ALS Natural History Study Propensity Matched Controls
All EAP Participants with Baseline Covariates (n=220); Sensitivity Analysis
Time to All-Cause Mortality
Probability of Survival
100
75
50
25
0
Covariate Adj. HR: 0.262 (95% CI: 0.169 - 0.406)
Covariate Adj. p< 0.0001
Log-rank, p < 0.0001
0
12
24
36
48
60
Months
(Post-Baseline)
EAP (CNM-Au8 30mg)
ALS Natural History Controls
At Risk (n)
CNM-Au8 EAP: 220 68 54 16 6 0
Controls: 220 147 77 45 26 19

PRO-ACT | EAP Matched

PRO-ACT Scenario	Hazard Ratio	95% CI	p-value
Primary covariate model	0.320	0.178 – 0.575	p= 0.0001
+ Observation time for propensity matching	0.400	0.224 – 0.712	p= 0.0019



EAP Long-Term Survival
PRO-ACT Propensity Matched Controls
All EAP Participants with Baseline Covariates (n=220); Sensitivity Analysis
Time to All-Cause Mortality
Probability of Survival
100
75
50
25
0
Covariate Adj. HR: 0.400 (95% CI: 0.224 - 0.712)
Covariate Adj. p= 0.0019
Log-rank, p= 0.0052
0
12
24
36
48
Months
(Post-Exposure/Baseline)
EAP (CNM-Au8 30mg)
PRO-ACT Matched Controls
At Risk (n)
CNM-Au8 EAP: 220 68 54 16 6
Controls: 220 138 21 5 3

Data on File, Clene Nanomedicine, Inc.

Conclusions

- Clene's Expanded Access programs represent the longest continuous intermediate sized compassionate use program in ALS with over 256 participants treated
    - CNM-Au8 EAP longitudinal treatment duration exceeds 4 years of daily therapy
- A significant survival benefit was observed from long-term CNM-Au8 treatment in people living with later-stage ALS compared to two independently collected control groups
- Open-label long-term data from EAPs can provide evidence of efficacy and safety in broader ALS populations than traditionally enrolled in clinical studies
- Limitations: these are uncontrolled data (i.e., studies without randomization) that may not appropriately account for unknown covariates influencing ALS disease progression (e.g., standard of care may be different between EAP sites and those not participating in EAPs)

Data on File, Clene Nanomedicine, Inc.

Clene Nanomedicine

Clene Inc.
HQ & Clinical Development
6550 South Millrock Drive, Suite G50
Salt Lake City, UT 84121

R&D and Manufacturing
500 Principio Parkway, Suite 400
North East, MD 21901